SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              WORLDBID CORPORATION
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:
            --------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:
            --------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            --------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:
            --------------------------------------------------------------------

        (5) Total fee paid:
            --------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:
            --------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:
            --------------------------------------------------------------------

        (3) Filing Party:
            --------------------------------------------------------------------

        (4) Date Filed:
            --------------------------------------------------------------------

                              WORLDBID CORPORATION
                           1110 - 1175 Douglas Street
                           Victoria, British Columbia
                                 Canada V8W 2E1
                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 6, 2000
                           ---------------------------


To the Shareholders of Worldbid Corporation:

The Annual Meeting of Shareholders of Worldbid Corporation (the "Company") will be held at 1110 - 1175 Douglas Street, Victoria, British Columbia, Canada, V8W 2E1 on November 6, 2000, commencing at 10:00 a.m., local time, and thereafter as it may be adjourned from time to time, for the following purposes:

     1. To elect five directors for a term expiring at the next annual meeting of shareholders, or until their successors are duly elected or qualified;

     2. To consider and act upon a proposal to approve the Company's 2000 Stock Option Plan, a copy of which is attached to the accompanying Proxy Statement as Exhibit A;

     3. To consider and act upon a proposal to amend the Articles of Incorporation of the Company to (i) eliminate cumluative voting for directors and (ii) establish and authorize a class of 1,000,000 shares of Preferred Stock, with $0.0001 par value, as provided in Exhibit B to the Proxy Statement;

     4. To ratify the selection of Sarna & Company, as independent auditor for the Company for the year ending April 30, 2001; and

     5. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Company's Proxy Statement is submitted herewith. Holders of record of the Company's Common Stock at the close of business on the record date, October 18, 2000, are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof, notwithstanding transfers of any stock on the books of the Company after such record date.

YOUR VOTE IS IMPORTANT. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING.


By Order of the Board of Directors

                                    /s/ Howard Thomson
                                    Howard Thomson
                                    Secretary


Vancouver, British Columbia
October 18, 2000

                              WORLDBID CORPORATION
                           1110 - 1175 DOUGLAS STREET
                           VICTORIA, BRITISH COLUMBIA
                                  CANADA V8W2E1

                                 PROXY STATEMENT
                   FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 6, 2000

This Proxy Statement is furnished to shareholders of Worldbid Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of the shareholders to be held at the time and place for the purposes set forth in the accompanying notice, and any adjournment thereof.

GENERAL

Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at 1110 - 1175 Douglas Street, Victoria, British Columbia, Canada, V8W 2E1 at 10:00 a.m. (Victoria, British Columbia time), on November 6, 2000, and any adjournment thereof, and a form of proxy for the Annual Meeting solicited by the Board of Directors. No proposals have been received from any shareholder to be considered at the Annual Meeting. An Annual Report on Form 10-KSB to shareholders, including financial statements for the year ended April 30, 2000, this Proxy Statement and the enclosed proxy were first mailed to the share-holders on October 23, 2000, in connection with this solicitation.

VOTING OF PROXIES

This proxy solicitation is intended to afford shareholders the opportunity to vote on the following:

     1. To elect five directors for a term expiring at the next annual meeting of shareholders, or until their successors are duly elected or qualified;

     2. To consider and act upon a proposal to approve the Company's 2000 Stock Option Plan, a copy of which is attached to this Proxy Statement as Exhibit A;

     3. To consider and act upon a proposal to amend the Articles of Incorporation of the Company (i) to eliminate cumulative voting for directors and (ii) to establish and authorize a class of 1,000,000 shares of Preferred Stock, with $0.0001 par value, as set forth in Exhibit B to this Proxy Statement;

     4. To ratify the selection of Sarna & Company, as independent auditor for the Company for the year ending April 30, 2001; and

     5. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The proxy permits shareholders to withhold voting for any or all nominees for election as directors and to abstain from voting on any other matter if the shareholder so chooses.

On October 18, 2000, the record date for shareholders entitled to vote at the Annual Meeting, there were 14,550,000 outstanding shares of Common Stock. One percent (1%) of such outstanding shares of Common Stock is necessary to provide a quorum at the Annual Meeting. Each share is entitled to one vote. Under the Articles of Incorporation, shareholders have the right to cumulate votes for the election of directors. Cumulative voting allows a shareholder to cast as many votes per share as equal to the number of directors to be elected, and a shareholder may cast all of such votes for a single director or may distribute them among the number to be voted upon or any two or more of them. The affirmative vote of the holders of a majority of the outstanding Common Stock, present and voting at the Annual Meeting, in person or by proxy, is required for the election of directors, approval of the Company's 2000 Stock Option Plan, ratification of the selection of Sarna & Company, as independent auditor for the Company for its fiscal year ending April 30, 2001, and amendment of the Company's Articles of Incorporation (i) to eliminate cumulative voting for directors and (ii) to establish a class of 1,000,000 shares of Preferred Stock.

Shares represented by a proxy in the form enclosed, dated, duly executed and returned to the Company and not revoked, will be voted at the Annual Meeting in accordance with the directions given. Any shareholder attending the Annual Meeting may vote in person whether or not a proxy was previously filed. Any shareholder returning a proxy may revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company.
Unless authority to vote for any individual director or directors, or all directors, pursuant to Purposal 1 set forth in the Notice of Annual Meeting of Shareholders is withheld, the filed proxy will be voted FOR the election of directors as set forth in this Proxy Statement. If no direction is made regarding the other purposes set forth in the Notice of Annual Meeting of Shareholders, the proxy will be voted FOR such other actions.

The cost of soliciting proxies will be borne by the Company, which will reimburse brokerage houses, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Company's Common Stock. Solicitation will be made by mail, but may also be made by telephone by certain officers and employees of the Company without any additional compensation to them.

PROPOSAL 1. ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY

ELECTION OF DIRECTORS

The Board of Directors currently consists of five members. Directors are elected at the annual meeting of shareholders and hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The following persons are currently serving as directors of the Company and are being nominated for election to the Board of Directors for the Annual Meeting:

           Scott Wurtele
           Paul Wagorn
           Howard Thomson
           Logan Anderson
           Lloyd Baron

It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of the five nominees. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

NOMINEES FOR ELECTION AS DIRECTORS

The nominees for election to the Board of Directors are:

Scott Wurtele is the Company's chief executive officer. Mr. Wurtele was appointed as a director of the Company on September 10, 1999. Mr. Wurtele was appointed as the Company's chief executive officer on February 17, 2000. From 1992 to present, Mr. Wurtele has been the president and controlling shareholder of Global Internet Holdings, a private company founded by Mr. Wurtele in 1992. Among other things, Global Internet Holdings developed an Internet boating web site and operated it for several years before selling it. Mr. Wurtele was responsible for the development of Global Internet Holdings as an electronic commerce company, the production of a multi-media CD for boating book publica-tions and the establishment of the Worldbid web site. Prior to establishing Global Internet Holdings in 1992, Mr. Wurtele was involved in construction and project management for approximately 20 years. Mr. Wurtele provides consulting services to the Company through On Line Design Ltd., a company of which Mr. Wurtele is sole shareholder, director, and officer.

Logan Anderson is the Company's president. Mr. Anderson was appointed as a director of the Company and the Company's president on August 10, 1998. Mr. Anderson is a graduate of Otago University, New Zealand, with a Bachelor's Degree of Commerce in Accounting and Economics (1977). He is an Associated Chartered Accountant (New Zealand) and was employed by Coopers & Lybrand in New Zealand (1977-1980) and Canada (1980-1982). From 1982 to 1992, Mr. Anderson was Comptroller of Cohart Management Group, Inc., a management service company which was responsible for the management of a number of private and public companies. Mr. Anderson has been Principal and President of Amteck Financial Services Company, a financial consulting service company since 1993. Mr. Anderson has been an officer and director of a number of private and public companies in the past 12 years, including PLC Systems, Inc. and 3D-Systems Inc.

Howard Thomson is the Company's chief financial officer, secretary and treasurer. Mr. Thomson was appointed a director of the Company and the Company's secretary and treasurer on February 12, 1999. Mr. Thomson was appointed as the Company's chief financial officer on February 17, 2000. Mr. Thomson was employed from 1981 to 1998 in senior management positions with the Bank of Montreal, including 5 years as Branch Manager, 4 years as Regional Marketing Manager and 5 years as Senior Private Banker. Mr. Thomson retired from the Bank of Montreal in 1998. Mr. Thomson is also a director of Skinvisible, Inc., a company which has developed and is marketing an anti-bacterial skin care product and the whose common stock is quoted on the National Association of Securities Dealers' OTC Bulletin Board.

Paul Wagorn is the Company's chief operating officer. Mr. Wagorn was appointed as a director of the Company and chief operating officer on February 17, 2000. Mr. Wagorn has been working in the computer field for the past 12 years, in which he has served in both the public and private sectors as a software and database engineer, project manager, and support specialist. From 1987 to 1989, Mr. Wagorn worked for Consumer and Corporate Affairs Canada, leading a team to computerize the data retrieval system for Canadian Patents and develop a quality assurance system for Canadian Patent Examiners. Mr. Wagorn subsequently worked on various small and large database-systems projects integrating new technology with existing data. From 1991 to 1999, Mr. Wagorn worked for JD Micro Devices Inc., a computer firm, as the Corporate Sales Manager and a Network Engineer and Software Engineer.

Dr. Lloyd Baron is an independent director, appointed to the Board of Directors on September 20, 2000. Dr. Baron has been involved with international business development for over 25 years. He has served as advisor to private and public organizations throughout North America as well as in Asia, Africa, the Caribbean and Latin America. In 1985, he founded Horizon Pacific International and, as its managing director, assembled a team of consultants to facilitate joint ventures between emerging Asian enterprises and their counterparts in North America. Since 1996, Dr. Baron has been President and CEO of Autoship Systems
Corporation, a software development company that is a market leader in several marine industry niches. Dr. Baron is a graduate of Michigan University, M.A. Economics, and McGill University, Ph.D. Economics.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company does not have an audit committee, compensation committee, nominating committee, an executive committee of the Board of Directors, Stock Plan Committee or any other committees. However, the Board of Directors may establish various committees during the current fiscal year.

COMPENSATION OF DIRECTORS

Directors of the Company do not receive cash compensation for their services as directors or members of committees of the Board, but are reimbursed for their reasonable expenses incurred in attending Board or Committee meetings. The Company's 2000 Stock Option Plan permits the grant of options for the purchase of shares of Common Stock to directors of the Company. See below "Summary Compensation Table, Stock Option Grants" for information about options granted to Directors for the fiscal year ended April 30, 2000.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth certain information as to the Company's highest paid executive officers and directors for the Company's fiscal year ended April 30, 2000. No other compensation was paid to any such officer or directors other than the cash and stock option compensation set forth below.

==============================================================================================================
SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------

                                   Annual Compensation                Long-Term Compensation
                             -------------------------------   -------------------------------------

                                                                        Awards             Pay-outs
                                                               -------------------------  ----------
                                                 Other                                              All
                                                 Annual     Resticted    Securities                Other
Name and                                         Compen-    Stock        Under-lying    LTIP       Compen-
Principal                   Salary     Bonus     sation     Award(s)     Options/       Payouts    sation
Position           Year       ($)       ($)       ($)         ($)        SARs (#)                  ($)
--------------------------------------------------------------------------------------------------------------
Scott              April    $66,250     nil       nil         nil          115,000      nil         nil
Wurtele,(1)        2000
Chief Executive
Officer and
Director
--------------------------------------------------------------------------------------------------------------
Logan              April    $8,000      nil       nil         nil          300,000      nil         nil
Anderson,
President and
Director
--------------------------------------------------------------------------------------------------------------
Howard              April    $9,750      nil       nil         nil          150,000      nil         nil
Thomson,(2)
Chief Financial
Officer,
Secretary/
Treasurer and
Director
--------------------------------------------------------------------------------------------------------------
Paul                April    $40,000     nil       nil         nil          150,000      nil         nil
Wagorn,(3)          2000
Chief Operating
Officer and
Director
--------------------------------------------------------------------------------------------------------------

Notes:
     1) Cash compensation attributed to Scott Wurtele was paid pursuant to a consulting agreement with On Line Design Ltd., a company wholly-owned by Mr. Wurtele. Mr. Wurtele was appointed as the Company's chief executive officer on February 17, 2000.
     2) Mr. Thomson was secretary and treasurer on February 12, 1999. Mr. Thomson was appointed as the Company's chief financial officer on February 17, 2000.
     3)   Mr. Wagorn was appointed chief operating officer on February 17, 2000.

Stock Option Grants

The following table sets forth information with respect to stock options granted to each of the Company's directors and officers during the Company's most recent fiscal year ended April 30, 2000:

============================================================================================================
                          Common Shares    % of Total
                          under            Options/SARs         Exercise or Base
                          Options/SARs     Granted to           Price               Expiration Date
Name                      Granted          Employees in         ($/Common Share)
                          #(1)             Financial Year
============================================================================================================
Scott Wurtele,(2)         115,000             9.5%                  $0.75            February 1, 2004
Chief Executive
Officer and Director
------------------------------------------------------------------------------------------------------------
Logan Anderson,           300,000             24.9%                 $0.75            February 1, 2004
President and Director
------------------------------------------------------------------------------------------------------------
Howard Thomson,(3)        150,000             12.5%                 $0.75            February 1, 2004
Chief Financial
Officer, Secretary/
Treasurer and Director
------------------------------------------------------------------------------------------------------------
Paul Wagorn,(4)           150,000             12.5%                 $0.75            February 1, 2004
Chief Operating
Officer and Director
------------------------------------------------------------------------------------------------------------

Notes:

     1) Gives effect to the 2 share for 1 share stock dividend issued to shareholders of the Company on June 26, 2000.
     2) Mr. Wurtele was appointed as the Company's chief executive officer on February 17, 2000.
     3) Mr. Thomson was secretary and treasurer on February 12, 1999. Mr. Thomson was appointed as the Company's chief financial officer on February 17, 2000.
     4)   Mr. Wagorn was appointed chief operating officer on February 17, 2000.


Exercises of Stock Options and Year-End Option Values

None of the options granted to any of the Company's officers and directors have been exercised.

The following is a summary of the share purchase options exercised by our officers, directors and employees during the financial year ended December 31, 1999:


====================================================================================================================
AGGREGATED OPTION/SAR EXERCISES DURING THE LAST
FINANCIAL YEAR END AND FINANCIAL YEAR-END OPTION/SAR VALUES
--------------------------------------------------------------------------------------------------------------------

                            Common Shares                            Unexercised Options   Value of Unexercised
                            Acquired on          Aggregate           at Financial          in-the-Money
                            Exercise             Value Realized      Year-End (#)          Options/SARs at
Name                        (#)                  ($)                                       Financial Year-End
                                                                                           ($) (1)
--------------------------------------------------------------------------------------------------------------------
Scott Wurtele,(2)               Nil                  N/A                 115,000                    N/A
Chief Executive Officer
and Director
--------------------------------------------------------------------------------------------------------------------
Logan Anderson,                 Nil                  N/A                 300,000                    N/A
President and Director
--------------------------------------------------------------------------------------------------------------------
Howard Thomson,(3)              Nil                  N/A                 150,000                    N/A
Chief Financial Officer,
Secretary/Treasurer and
Director
--------------------------------------------------------------------------------------------------------------------
Paul Wagorn,(4)                 Nil                  N/A                 150,000                    N/A
Chief Operating
Officer and Director
--------------------------------------------------------------------------------------------------------------------

Note:
     1)   There was no trading market for our shares at April 30, 2000.


Outstanding Stock Options

The following table shows the issued and outstanding stock options held by the Company's officers and directors, and by each person known by the Company to beneficially own more than 5% of the Company's common stock as of October 1, 2000.

----------------------------------------------------------------------------------------------------------------------
        Name           Exercise Price      No. of Options      Date of Grant       Vesting Date        Expiry Date
----------------------------------------------------------------------------------------------------------------------
Scott Wurtele              $0.75              115,000           Feb. 1, 2000       Feb. 1, 2000        Feb. 1, 2004

Logan Anderson             $0.75              300,000           Feb. 1, 2000       Feb. 1, 2000        Feb. 1, 2004

Howard Thomson             $0.75              150,000           Feb. 1, 2000       Feb. 1, 2000        Feb. 1, 2004

Paul Wagorn                $0.75               70,000           Feb. 17, 2000      Feb. 17, 2000       Feb. 1, 2004

Lloyd Baron                $0.75               80,000           Jun. 24, 2000      Sep. 20, 2000       Jun. 24, 2004

Paul Wagorn                $0.75               20,000           Feb. 1, 2000       Sep. 20, 2000       Feb. 1, 2004

Paul Wagorn                $0.75               20,000           Feb. 1, 2000       May 1, 2001         Feb. 1, 2004

Paul Wagorn                $0.75               20,000           Feb. 1, 2000       May 1, 2001         Feb. 1, 2004

Paul Wagorn                $0.75               20,000           Feb. 1, 2000       May 1, 2001         Feb. 1, 2004

Harold Moll                $0.75              150,000           Jun.23, 2000       Jun. 23, 2000       Jun. 23, 2004


In addition, options have been granted pursuant to the Company's stock option plan to Wendy Wurtele to purchase a total of 60,000 shares of the Company's common stock and to Daniel Wurtele to purchase a total of 60,000 shares of the Company's common stock. Wendy Wurtele is the spouse of Scott Wurtele. Daniel Wurtele is the son of Scott Wurtele and Wendy Wurtele. Each option is exercisable at a price of $0.75 per share for a four-year term from the date of grant. In addition, each option is subject to vesting over a period of four years from the respective date of the option grant. Wendy Wurtele provides administration services to the Company on a full-time basis. Daniel Wurtele provides computer programming and web site development services to the Company on a full-time basis.

TRANSACTIONS WITH MANAGEMENT

During the fiscal year ended April 30, 2000, there were no significant transactions with Management except pursuant to their service contracts, summarized below.

The services of Mr. Scott Wurtele as the Company's chief executive officer are provided pursuant to an agreement dated September 10, 1999 between the Company, On Line Design and Mr. Wurtele. The services provided by Mr. Wurtele include management of the Company's day-to-day business operations. The term of the Company's agreement with Mr. Wurtele is for a term expiring on February 15, 2001. The Company currently pays On Line Design a consultant fee of $7,500 per month for Mr. Wurtele's services. Mr. Wurtele's consulting agreement may only be renewed for additional terms upon written agreement between Mr. Wurtele and the Company. Any agreement for an extension of the term would include agreement upon the consulting fee for the subsequent term.

The services of Mr. Logan Anderson as the Company's president are provided pursuant to an employment agreement dated August 31, 1999 between Mr. Anderson and the Company. The services provided by Mr. Anderson include exercising general direction and supervision over the Company's business and financial affairs, providing overall direction to the Company's management and performing such other duties and observing such instructions as may be reasonably assigned to him from time to time in his capacity of the Company's president. Mr. Anderson is required to devote approximately 15% of his business time to the Company's business until such time the Company's positive working capital equals or exceeds $750,000 at which time Mr. Anderson has agreed to devote approximately 80% of his business time to the Company's business. The Company currently pays Mr. Anderson a salary of $1,000 per month. Mr. Anderson's salary will increase to $7,500 per month upon Mr. Anderson being required to devote 80% of his business time to the Company's business. The term of the Company's agreement with Mr. Anderson is for a term of one year, provided that the Company can terminate without cause upon the payment to Mr. Anderson of an amount equal to the greater of $30,000 or six months salary. Mr. Anderson may terminate his employment agreement upon three months written notice to the Company. The employment agreement may only be renewed for additional terms upon written agreement between Mr. Anderson and the Company. Any agreement for an extension of the term would include agreement upon the salary for the subsequent term. Mr. Anderson presently devotes approximately 15% of his business time to the Company's business.

The services of Mr. Howard Thomson as the Company's secretary and treasurer are provided pursuant to a written employment agreement dated August 31, 1999 between Mr. Thomson and the Company. The services provided by Mr. Thomson include ensuring that proper corporate, financial and administrative records are maintained by the Company, supervising and advising on the conduct of the Company's financial affairs, and coordinating all the Company's auditing functions. Mr. Thomson is required to devote approximately 15% of his business time to the Company's business until such time as the Company's positive working capital equals or exceeds $750,000 at which time Mr. Thomson will be required to devote approximately 80% of his business time to the Company's business. The Company currently pays Mr. Thomson a salary of $750 per month. Mr. Thomson's salary will increase to $5,000 per month upon Mr. Thomson being required to devote 80% of his business time to the Company's business. The term of the Company's agreement with Mr. Thomson is for a term of one year, provided that the Company can terminate without cause upon the payment to Mr. Thomson of an amount equal to the greater of $22,500 or six months salary. Mr. Thomson may terminate his employment agreement upon three months written notice to the Company. The employment agreement may only be renewed for additional terms upon written agreement between Mr. Thomson and the Company. Any agreement for an extension of the term would include agreement upon the salary for the subsequent term. Mr. Thomson presently devotes approximately 15% of his business time to the Company's business.

The services of Mr. Paul Wagorn as the Company's chief operating officer are provided pursuant to a written employment agreement dated March 1, 2000 between him and the Company's Canadian subsidiary (Worldbid Corporation, a British Columbia corporation). Mr. Wagorn is paid a salary of Cdn.$5,220 ($3,088) per month and supervises the Company's web site development and operations. The Company's agreement with Mr. Wagorn may be terminated by either the Company or Mr. Wagorn delivering written notice of termination, subject to a minimum notice period which is currently less than 60 days.

In addition, the Company granted stock options to Wendy Wurtele to purchase a total of 60,000 shares of the Company's common stock and to Daniel Wurtele to purchase a total of 60,000 shares of the Company's common stock. Wendy Wurtele is the spouse of Scott Wurtele. Daniel Wurtele is the son of Scott Wurtele and Wendy Wurtele. Wendy Wurtele provides administration services and graphic design services to the Company on a full-time basis. Daniel Wurtele provides computer programming and web site development services to the Company on a full-time basis.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of October 1, 2000 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

------------------------------------------------------------------------------------------------------------
                                                            Aamount and
                                                            Nature of
Title of Class        Name and Address of                   Beneficial
                      Beneficial Owner                      Ownership           Percentage of Class(1)
------------------------------------------------------------------------------------------------------
Common Stock          Abaderra Ltd.                            900,000                  6.19%
                      27 Reid Street
                      Hamilton, Bermuda
------------------------------------------------------------------------------------------------------
Common Stock          Global Internet Holdings Ltd./         5,975,540(3)              40.75%(3)
                      Scott Wurtele,(2)
                      1110 - 1175 Douglas Street
                      Victoria, British Columbia
                      Canada V8W 2E1
------------------------------------------------------------------------------------------------------
Common Stock          Logan Anderson                         1,200,000(4)               8.08%(4)
                      1110 - 1175 Douglas Street
                      Victoria, British Columbia
                      Canada V8W 2E1
------------------------------------------------------------------------------------------------------
Common Stock          Howard Thomson                           260,000(5)               1.77%(5)
                      1110 - 1175 Douglas Street
                      Victoria, British Columbia
                      Canada V8W 2E1
------------------------------------------------------------------------------------------------------
Common Stock          Paul Wagorn                               90,000(6)               0.62%(6)
                      1110 - 1175 Douglas Street
                      Victoria, British Columbia
                      Canada V8W 2E1
------------------------------------------------------------------------------------------------------
Common Stock          Lloyd Baron                               80,000(7)               0.55%(7)
                      1110 - 1175 Douglas Street
                      Victoria, British Columbia
                      Canada V8W 2E1
------------------------------------------------------------------------------------------------------
Common Stock          Harold C. Moll                         1,450,000(8)               9.86%(8)
                      1110 - 1175 Douglas Street
                      Victoria, British Columbia
                      Canada V8W 2E1
------------------------------------------------------------------------------------------------------
Common Stock          Tibet Ltd.                               790,000                  5.43%
                      73 Front Street
                      P.O. Box HM 2908
                      Hamilton, Bermuda HM LX
------------------------------------------------------------------------------------------------------
Common Stock          Zebrawood Holdings                       734,000                  5.04%
                      Saint Andrews Court
                      Fredrick Street Steps
                      Nassau, Bahamas  N4805
------------------------------------------------------------------------------------------------------
Common Stock          Officers and Directors as a            7,620,000(9)              49.80%(9)
                      Group (8 persons)
------------------------------------------------------------------------------------------------------

Notes:
     (1) Based on 14,550,000 shares of Common Stock of the Company issued and outstanding on October 1, 2000.
     (2) Global Internet Holdings Ltd. (formerly, Databoat International Limited) is a private company controlled by Scott Wurtele, CEO and a director of the Company. Global Internet Holdings Ltd. owns 5,860,540 shares of the Company. Scott Wurtele is the President of Global Internet Holdings Ltd. and the beneficial owner of shares held by Global Internet Holdings Ltd.

     (3) Includes 5,860,540 shares held by Global Internet Holdings Ltd. and 115,000 shares that are acquirable upon the exercise of stock options held by Scott Wurtele within 60 days of October 1, 2000. Does not include shares that are acquirable upon the exercise of stock options, which Mr. Wurtele does not control, held by Wendy Wurtele, Mr. Wurtele's wife, or Daniel Wurtele, his son.

     (4) Includes 900,000 shares held by Logan Anderson and 300,000 shares that are acquirable upon the exercise of stock options by Logan Anderson within 60 days of October 1, 2000.

     (5) Includes 110,000 shares held by Howard Thomson and 150,000 shares that are immediately acquirable upon the exercise of stock options by Howard Thomson within 60 days of October 1, 2000.

     (6) Consists of 90,000 shares that are immediately acquirable upon the exercise of stock options by Paul Wagorn within 60 days of October 1, 2000.

     (7) Consists of 80,000 shares that are immediately acquirable upon the exercise of stock options by Lloyd Baron within 60 days of October 1, 2000.

     (8) Includes 1,300,000 shares held by Harold Moll and 150,000 shares that are immediately acquirable upon the exercise of stock options by Harold Moll within 60 days of October 1, 2000.

     (9) Includes (a) 5,860,540 shares held by Global Internet Holdings Ltd. and 115,000 shares that are acquirable upon the exercise of stock options held by Scott Wurtele within 60 days of October 1, 2000; (b) 900,000 shares held by Logan Anderson and 300,000 shares that are acquirable upon the exercise of stock options by Logan Anderson within 60 days of October 1, 2000; (c) 110,000 shares held by Howard Thomson and 150,000 shares that are immediately acquirable upon the exercise of stock options by Howard Thomson within 60 days of October 1, 2000;
          (d) 90,000 shares that are immediately acquirable upon the exercise of stock options by Paul Wagorn within 60 days of October 1, 2000; (e) 80,000 shares that are acquirable upon the exercise of stock options by Lloyd Baron within 60 days of October 1, 2000; and (f) 15,000 shares that are immediately acquirable upon the exercise of stock options by other officers of the Company within 60 days of October 1, 2000.

Except as otherwise noted, it is believed by the Company that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase the Common Stock of the Company.


Security Ownership of Management.

The Company are not aware of any arrangement that might result in a change in control in the future.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended April 30, 2000 all such filing requirements applicable to its officers and directors (the Company not being aware of any ten percent holder other than Global Internet Holdings Ltd., a company controlled by Scott Wurtele, the CEO and a Director of the Company) were complied with except that reports were filed late by the following persons:
Global Internet Holdings Ltd., a 10% shareholder and a company controlled by Scott Wurtele; Scott Wurtele, a director and the Company's Chief Executive Officer; Logan Anderson, a director and the Company's President; Howard Thomson, a director and the Company's Chief Financial Officer; Paul Wagorn, a director and the Company's Chief Operating Officer; Barry Alexander, Vice-President; and Michael Stark, Vice President.

INDEMNIFICATION

The Articles of Incorporation of the Company provide that no director or officer of the Company shall be personally liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer, provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.

Nevada law provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation and certain other persons serving at the request of the corporation in related capacities against amounts paid and expenses incurred in connection with an action or proceeding to which he is or is threatened to be made a party by reason of such position, if such person shall have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, provided that no indemnification shall be made with respect to any matter as to which such person shall have been adjudged not to be entitled to indemnification under such law.

The Articles of Incorporation and By-Laws of the Company provide that the Company shall, to the fullest extent allowed under Nevada law, indemnify all of its officers and directors, past, present and future, against any and all expenses incurred by them, and each of them including but not limited to legal fees, judgments and penalties which may be incurred, rendered or levied in any legal action brought against any or all of them for or on account of any act or omission alleged to have been committed while acting within the scope of their duties as officer or directors of the Company. The By-Laws provide that the extent of indemnification may be modified by contract between the Company and the individual director or officer, and also provide that indemnification does not extend to an individual where that individual has initiated the proceeding unless certain circumstances exist, including that such indemnification is required by law.


PROPOSAL 2. APPROVAL OF THE 2000 STOCK OPTION PLAN

                                     GENERAL

On January 17, 2000, the Board of Directors adopted the Company's Employee Stock Option Plan ("Plan"), which authorizes the Board, or a Committee of the Board that administers the Plan (the "Committee"), to grant non-qualified stock options and incentive stock options (the "Options") to directors, officers, employees and consultants of the Company. The United States Internal Revenue Code of 1986, as amended (the "Code"), among other things, provides certain tax advantages to persons granted stock options under a qualifying "incentive stock option plan." In order to take advantage of the favourable tax attributes associated with such options, it is proposed that the shareholders approve the Plan.

There are 2,182,500 shares of Common Stock of the Company available for grant to participants designated by the Committee under the Plan. A copy of the Plan is attached to this Proxy Statement as Exhibit A and the following description is qualified in its entirety by reference to the complete text of the Plan.

DESCRIPTION OF THE PLAN. The Board of Directors has determined that in order to attract and retain employees and consultants and to provide additional incentive for directors, officers, employees and consultants, upon whose efforts and judgment the success of the Company is largely dependent, the Plan should be adopted to permit the plan administrator (the "Committee") the right to grant either non-qualified stock options ("Stock Options") or incentive stock options ("ISO Options") under the features provided for by the Code. The Board believes that the best interest of the Company will be served by the availability of both Stock Option and ISO Options.

THE COMMITTEE. The Plan provides for the granting by the Committee of Options to directors, officers, employees and consultants of the Company. The shares subject to the Plan will be registered at the Company's expense pursuant to the Securities Act of 1933, as amended (the "Act"), and applicable state securities acts, or will be issued by the Company pursuant to exemptions from the registration requirements of the Act and applicable state securities acts. The Committee administers and interprets the Plan and has authority to grant Options to all eligible persons. The Committee also determines, at the time the Option is granted, the number of shares granted, the type of option (Stock Options or ISO Options), the purchase or exercise price, the vesting and expiration period of the option and other applicable terms of the option grant. To date the entire Board has acted as the Committee.

STOCK OPTIONS. The Plan provides for the issuance of either Stock Options or ISO Options to employees, directors and consultants of the Company and its subsidiaries, including any officer or director who is an employee of the Company, at any time prior to midnight January 16, 2010, for the purchase of shares of the Company's Common Stock from the 2,182,500 shares, which have been set aside for such purpose. Under the provisions of the Plan, it is intended that the ISO Options granted thereunder will qualify as options granted pursuant to Section 422 of the Code, which will provide certain favorable tax consequences to participants who are granted and elect to exercise such Options. The Committee may grant either Stock Options or ISO Options for such number of shares to eligible participants as the Committee from time to time shall determine and designate. Shares involved in the unexercised portion of any terminated or expired Option may again be subjected to Options.
The Committee is vested with discretion in determining the terms, restrictions and conditions of each Option. The option price of the Common Stock to be issued under the Plan will be determined by the Committee, provided that such price may not be less than 85% of the fair market value of the shares on the day prior to the date of grant for Stock Options and 100% for the fair market value for ISO Options. Furthermore, if the participant owns greater than 10% of the total combined voting power of all classes of capital stock of the Company, the exercise price of ISO Options may not be less than 110% of the fair market value of the Common Stock on the day prior to the date of the grant and the ISO Options cannot be exercised five years after the grant. The fair market value of a share of the Company's Common Stock will initially be determined by averaging the closing high bid and low asked quotations for such share on the date of grant in the over-the-counter market (NASD Electronic Bulletin Board).

Options granted under the Plan are exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option. With respect to ISO Options, the aggregate fair market value (determined as of the date the ISO Option is granted) of the stock with respect to which any ISO Option is exercisable for the first time by a participant during any calendar year under the Plan (and under all incentive stock option plans of the Company and its subsidiaries qualified under the Code) shall not exceed $100,000. Upon the exercise of a Stock Option or an ISO Option, the option price and any applicable withholding taxes must be paid in full by:

     - cash or check for an amount equal to the aggregate stock option exercise price for the number of shares being purchased;

     - in the discretion of the Committee, upon such terms as the Committee may approve, a copy of instructions to a broker directing such broker to sell the common stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Option;

     - in the discretion of the Committee, upon such terms as the Committee may approve, shares of Company common stock owned by the optionee, duly endorsed for transfer to the Company, with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such stock option or portion is thereby exercised; or

     - other consideration having equivalent value at the time of purchase as the Committee may determine.

An employee option will terminate at the earliest of the following dates:

     -    the termination date specified in the applicable option agreement;

     - three (3) months after employment with the Company or its subsidiaries terminates; or

     - one (1) year after employment with the Company or its subsidiaries terminates due to death or permanent and total disability.

Options otherwise expire a maximum of ten (10) years after the date on which the Option is granted, the actual term to be determined by the Committee. An Option is not transferable or assignable except by will or the laws of descent and distribution.

Options will become exercisable by the participants in such amounts and at such times as shall be determined by the Committee in each individual grant. Options are not transferable except by will or by the laws of descent and distribution.

STOCK SUBJECT TO THE PLAN. As adopted, the Committee was authorized to grant Options exercisable to acquire up to 2,175,000 shares of the Company's common stock. Under the terms of the Plan, the maximum number of shares that may be subject to Options granted under the Plan will be increased, effective the first day of each of the Company's fiscal quarters beginning with the fiscal quarter commencing February 1, 2000, by an amount equal to the lesser of (a) the number of shares which is equal to 15% of the issued shares outstanding on the first day of the applicable quarter, less the number of shares of common stock which subject to options under the Plan prior to the first date of the applicable fiscal quarter; and (b) the lesser number of shares of common stock determined by the Board.

 PARTICIPANTS. As of the date of this Proxy Statement, Options to purchase an aggregate of 1,780,000 shares of Common Stock have been granted and remain outstanding, of which 955,000 are held by directors and officers of the Company, and 825,000 are held by employees and consultants. It is impossible at this time to determine who in the future among the eligible participants may be selected to receive additional Stock Options and ISO Options under the Plan or the number of shares of the Company's Common Stock which may be optioned to any eligible participant. It is expected, however, that these determinations will be made on the basis of the eligible person's responsibilities and present and potential contributions to the success of the Company as indicated by the Committee's evaluation of the position such eligible person occupies.

ADJUSTMENTS. If there is any material change in the Company's shares through or by means of a declaration of a stock dividends, reverse stock split, stock split or recapitalization of stock, reorganization, merger, consolidation, separation or otherwise, the number of shares available under the plan, the shares subject to any option, and the purchase price thereof will be adjusted appropriately by the Committee and the adjustment will be effective and binding for all purposes of the plan. If the Company participate in a merger, amalgamation, reorganization, consolidation or a sale of all or substantially all of the Company's assets, pursuant to an agreement with another company where the Company is not the surviving company, any unexercised options granted under the plan will be deemed cancelled unless the surviving company elects to assume the options under the plan or to issue substitute options in place of the options previously granted. If such options would be cancelled, the optionee will have the right to exercise the previously granted options, in whole or in part, without regard to any installment exercise provisions in the optionee's option agreement, during the ten (10) day period ending the fifth (5) day prior to such transaction.

TERMINATION AND AMENDMENT. The Plan terminates as of midnight on January 17, 2010, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board of Directors. Provided, that the Board of Directors must first obtain the approval of shareholders for any plan amendment that results in an increase in the total number of shares covered by the plan, changes the class of persons eligible to receive options granted under the plan, reduces the exercise price of options granted under the plan, extends the latest date upon which options may be exercised or for any other action where shareholder approval is required pursuant to any applicable law, rule or regulation. No amendment, modification or termination of the Plan shall in any manner adversely affect any Option previously granted under the Plan without the consent of the optionee except as described under "Adjustments" above.

EFFECTIVE DATE. The Plan became effective January 17, 2000. The Company expects that the ISO Options and Stock Options granted under the Plan will be afforded the U.S. federal income tax treatment as described under "Federal Income Tax Consequences," below.

US FEDERAL INCOME TAX CONSEQUENCES. A participant receiving a Stock Option under the Plan will not be in receipt of income under the Code and the applicable Treasury Regulations thereunder, upon the grant of the Option. However, he will realize income at the time the Option is exercised in an amount equal to the excess of the fair market value of the Common Stock acquired on the date of exercise or six months thereafter with respect to a participant subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, unless such participant elects to include such excess in income on the exercise date under
Section 83 of the Code, over the purchase price. The amount of income realized by a participant will be treated as ordinary income, and the Company will be entitled to deduct that same amount as a compensation expense. The tax basis of any Common Stock received by a participant will be its fair market value on the exercise date.

The granting of Stock Options with ISO Options will not produce income under the Code and the applicable Treasury Regulations to the participant or and will not result in a tax deduction to the Company. Upon exercise of such rights, any cash a participant receives and the fair market value on the exercise date of any Common Stock received will be taxable to the participant as ordinary income. The amount of income recognized by a participant will be deductible by the Company. The tax basis of any Common Stock received by a participant will be its fair market value on the exercise date.

Upon the granting of ISO Options, no taxable event will occur to a participant upon such grant or upon the exercise of ISO Options and that the Company will not be entitled to federal income tax deductions as the result. When a participant disposes of the shares acquired under an ISO Option, the difference between the option price and the selling price will be treated as long-term capital gain (or loss) if the shares are held for the requisite period of time. Under these constraints, shares may not be disposed of within two years from the date of the grant, or within one year after the shares are received in exercise of the Option. The holding periods are not applicable in the event of death of the shareholder. If shares acquired pursuant to an ISO Option under the Plan are disposed of prior to the end of these periods, generally the amount received which exceeds the price paid for the stock will be ordinary income to the optionee, and there will be a corresponding deduction to the Company for federal income tax purposes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE 2000 STOCK OPTION PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.



  PROPOSAL 3. APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION

GENERAL

The Board of Directors has approved and recommends that the shareholders approve an amendment to the Articles of Incorporation to (i) eliminate cumulative voting for directors and (ii) establish a new class of 1,000,000 shares of Preferred Stock. The text of the amendment to the Articles of Incorporation is set forth in Exhibit B to this Proxy Statement. If the Amendment to the Articles of Incorporation is approved by the shareholders:

     (i)  cumulative voting for directors would be eliminated and

     (ii) the Board would be empowered, with no need for further shareholder approval, to issue Preferred Stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board.

PURPOSE OF PROPOSAL

The Board of Directors has determined that it would be in the best interest of the Company to amend the Articles of Incorporation (i) to eliminate cumulative voting in order to relieve the Company of the administrative burdens related to cumulative voting of directors in a public company and (ii) to authorize the issuance of preferred stock in order to facilitate corporate financing and other plans of the Company, which are intended to foster its growth and flexibility. To facilitate the increase in capitalization and the proposed business plans of the Company, the Board of Directors believes that the proposed amendment to the Articles of Incorporation will assist the Company in achieving its business objectives.

Authorizing the elimination of cumulative voting will allow shareholders to cast one vote per share for each director elected at a meeting of the shareholders called for such purpose.

Authorizing a new class of 1,000,000 shares of Preferred Stock will give the Board greater flexibility in connection with the Company's future financing requirements and other corporate purposes. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in the Company's capital structure than currently exists. If approved, this proposal would permit the Board to issue Preferred Stock from time to time for any proper corporate purpose including acquisitions of other businesses or properties and the raising of additional capital. Shares of Preferred Stock could be issued publicly or privately, in one or more series, and each series of Preferred Stock could rank senior to the Common Stock of the Company with respect to dividends and liquidation rights. The Company does not presently have any plans, agreements, understandings or arrangements that will, or could result in, the issuance of any Preferred Stock approved pursuant to this proposal.

POSSIBLE EFFECTS OF AMENDMENT REGARDING PREFERRED STOCK

The ability of the Board, without any additional shareholder approval, to issue shares of Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The amendment is not intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devises and the Board currently has no present intention of proposing anti-takeover measures in the near future.

Even though not intended by the Board, the possible overall effect of the amendment on the holders of Common Stock (the "Common Stock holders") may include the dilution of their ownership interests in the Company, the continuation of the current management of the Company, prevention of mergers with or business combinations by the Company and the discouragement of possible tender offers for shares of Common Stock.

Upon the conversion into Common Stock of shares of Preferred Stock issued with conversion rights, if any, the Common Stock holders' voting power and percentage ownership of the

Company would be diluted and such issuances could have an adverse effect on the market price of the Common Stock. Additionally, the issuance of shares of Preferred Stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the Common Stock holders' rights to receive dividends if declared by the Board and to receive payments upon the liquidation of the Company.

If shares of Preferred Stock are issued, approval by such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by the Company. These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to the Common Stock holders. Moreover, the issuance of voting Preferred Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to shareholders generally.

Finally, if shares of Preferred Stock are issued with conversion rights, the attractiveness of the Company to a potential tender offeror may be diminished. The purchase of the additional shares of Common Stock necessary to gain control of the Company may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the Common Stock holders.

The Board believes that the financial flexibility offered by the amendment outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders' interests. It is also the Board's view that the existence of the Preferred Stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of the Company and which is in the interests of its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.


                         PROPOSAL 4. INDEPENDENT AUDITOR

The Company has engaged Sarna & Company to provide it with audit services. Services provided included the examination of annual financial statements, limited review of unaudited quarterly financial information, review and consultation regarding filings with the Securities and Exchange Commission, assistance with management's evaluation of internal accounting controls, consultation on financial accounting and reporting matters, and other verification procedures. The Company does not anticipate that a representative of Sarna & Company will be present at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF SARNA & COMPANY AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING APRIL 30, 2001.


                                 OTHER BUSINESS

The Board of Directors knows of no business, which will be presented for action at the meeting other than that described in the Notice of Annual Meeting of Shareholders. It is intended, however, that the persons authorized under the proxies of the Board of Directors may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at the Annual Meeting.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

Any shareholder may present proposals on any matter which is a proper subject for consideration by the shareholders at the 2001 Annual Meeting of Shareholders, which the Company currently anticipates will be held on or before November 15, 2001. In order to be considered for inclusion in the Proxy Statement and form of proxy (or Disclosure Statement in the event proxies are not solicited by the Board of Directors of the Company) for the 2001 Annual Meeting of Shareholders, a proposal must be received by the Secretary of the Company no later than 120 days prior to June 25, 2001. It is suggested that a shareholder desiring to submit a proposal do so by sending the proposal certified mail, return receipt requested, addressed to the Secretary of the Company at its principal office, 1110 - 1175 Douglas Street, Victoria, British Columbia, Canada, V8W 2E1. Detailed information for submitting proposals will be provided upon written request addressed to the Secretary of the Company.

                             ADDITIONAL INFORMATION

The Company's financial statements for the fiscal year ended April 30, 2000 and the Statements of Operations, Statements of Stockholders' Equity and Statements of Cash Flows for the fiscal years then ended are incorporated herein by reference to the Annual Report on Form 10-KSB to Shareholders.

THE COMPANY WILL PROVIDE A COPY OF ITS MOST RECENT FORM 10-QSB QUARTERLY REPORT TO ITS STOCKHOLDERS UPON THEIR WRITTEN REQUEST, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, ADDRESSED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE, 1110 - 1175 DOUGLAS STREET, VICTORIA, BRITISH COLUMBIA, CANADA, V8W 2E1.

                             ----------------------

It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the Annual Meeting in person are requested to complete and return the proxy card as soon as possible.


                                     By Order of the Board of Directors

                                     /s/ Howard Thomson
                                     Howard Thomson
                                     Corporate Secretary


Vancouver, British Columbia
October 23, 2000

                                    EXHIBIT A
                                       TO
                                 PROXY STATEMENT


                             2000 Stock Option Plan
                                       of

                              WORLDBID CORPORATION

                              A Nevada Corporation




                                January 17, 2000

================================================================================


1.   PURPOSE OF THE PLAN

The purpose of this Plan is to strengthen WorldBid Corporation (hereinafter the "Company") by providing incentive stock options as a means to attract, retain and motivate key corporate personnel, through ownership of stock of the Company, and to attract individuals of outstanding ability to render services to and enter the employment of the Company or its subsidiaries.

2.   TYPES OF STOCK OPTIONS

There shall be two types of Stock Options (referred to herein as "Options" without distinction between such different types) that may be granted under this
Plan: (1) Options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code ("Qualified Stock Options"), and (2) Options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code ("Non-Qualified Stock Options").

3.   DEFINITIONS

The following definitions are applicable to the Plan:

     (1)  Board. The Board of Directors of the Company.

     (2)  Code. The Internal Revenue Code of 1986, as amended from time to time.

     (3)  Common Stock. The shares of Common Stock of the Company.

     (4)  Company. WorldBid Corporation, a Nevada corporation.

     (5) Consultant. An individual or entity that renders professional services to the Company as an independent contractor and is not an employee or under the direct supervision and control of the Company.

     (6) Disabled or Disability. For the purposes of Section 7, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

     (7) Fair Market Value. For purposes of the Plan, the "fair market value" per share of Common Stock of the Company at any date shall be: (a) if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ; or
          (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Small Cap Market, the NASDAQ electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by NASDAQ or the National Quotation
          Bureau, as the case may be, on the last trading day immediately preceding such date; or (c) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, or quoted by NASDAQ or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

     (8) Incentive Stock Option. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (9) Non-Qualified Stock Option. Any Stock Option that is not an Incentive Stock Option.

     (10) Optionee. The recipient of a Stock Option.

     (11) Plan Administrator. The board or the Committee designated by the Board pursuant to Section 4 to administer and interpret the terms of the Plan.

     (12) Stock Option. Any option to purchase shares of Common Stock granted pursuant to Section 7.

4.   ADMINISTRATION OF THE PLAN

This Plan shall be administered by the Board of Directors or by a Compensation Committee (hereinafter the "Committee") composed of members selected by, and serving at the pleasure of, the Board of Directors (the "Plan Administrator"). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to select, from time to time, among the eligible employees and non-employee consultants (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and consultants to whom Stock Options will be granted, to determine the duration and manner of the grant of the Options, to determine the exercise price, the number of shares and other terms covered by the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

All of the members of the Committee shall be persons who, in the opinion of counsel to the Company, are outside directors and "non-employee directors" within the meaning of Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission. From time to time, the Board may increase or decrease the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable.

At the option of the Board, the entire Board of Directors of the Company may act as the Plan Administrator during such periods of time as all members of the Board are "outside directors" as defined in Prop. Treas. Regs. '1.162-27(e)(3), except that this requirement shall not apply during any period of time prior to the date the Company's Common Stock becomes registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

5.   GRANT OF OPTIONS

The Company is hereby  authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director (including any officer or director who is an employee) of the Company, or of any of its subsidiaries; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

An employee may receive more than one Option under the Plan. Non-Employee Directors shall be eligible to receive Non-Qualified Stock Options in the discretion of the Plan Administrator. In addition, Non-Qualified Stock Options may be granted to Consultants who are selected by the Plan Administrator.

6.   STOCK SUBJECT TO PLAN

The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. Subject to adjustment as provided herein, the maximum aggregate number of shares of the Company's common stock that may be optioned and sold under the Plan is 1,087,500 shares. The maximum aggregate number of shares of the Company's common stock that may be optioned and sold under the Plan will be increased effective the first day of each of the Company's fiscal quarters, beginning with the fiscal quarter commencing February 1, 2000, by an amount equal to the lesser of:

     (1) The number of shares which is equal to 15% of the outstanding shares of the Common Stock on the first day of the applicable fiscal quarter, less the number of shares of Common Stock which may be optioned and sold under the Plan prior to the first day of the applicable fiscal quarter; and

     (2) a lesser number of shares of Common Stock determined by the board of directors of the Company.

The maximum number of shares for which an Option may be granted to any Optionee during any calendar year shall not exceed three percent (3%) of the issued and outstanding common shares of the Company. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with regard to such shares.

7.   TERMS AND CONDITIONS OF OPTIONS

Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions that are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

     (1) Number of Shares. Each Option agreement shall specify the number of shares subject to the Option.

     (2) Option Price. The purchase price for the shares subject to any Option shall be determined by the Plan Administrator at the time of the grant, but shall not be less than 85% of Fair Market Value per share. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted. In the case of any Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the Fair Market Value per share of the Common Stock of the Company on the date the Option is granted. For purposes of determining the stock ownership of an employee, the attribution rules of Section 424(d) of the Code shall apply.

     (3) Notice and Payment. Any exercisable portion of a Stock Option may be exercised only by: (a) delivery of a written notice to the Company prior to the time when such Stock Option becomes unexercisable herein, stating the number of shares bring purchased and complying with all applicable rules established by the Plan Administrator; (b) payment in full of the exercise price of such Option by, as applicable, delivery of: (i) cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Stock Option (a "cashless exercise"), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion is thereby exercised (a "stock-for-stock exercise"); (c) payment of the amount of tax required to be withheld (if any) by the Company, or any parent or subsidiary corporation as a result of the
          exercise  of  a  Stock   Option.   At  the   discretion  of  the  Plan
          Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by: (i) cash or check payable to the Company, (ii) a cashless exercise, (iii) a stock-for-stock exercise, or (iv) a combination of one or more of the foregoing payment methods; and (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or his designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise. Notwithstanding the foregoing, the Company, in its sole discretion, may extend and maintain, or arrange for the extension and maintenance of credit to any Optionee to finance the Optionee's purchase of shares pursuant to the exercise of any
          Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

     (4) Terms of Option. No Option shall be exercisable after the expiration of the earliest of: (a) ten years after the date the Option is granted, (b) three Months after the date the Optionee's employment with the Company and its subsidiaries terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is for any reason other than Disability or death, (c) one year after the date the Optionee's employment with the Company, and its subsidiaries, terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is a result of death or Disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the term set forth in (a) above shall not be more than five years after the date the Option is granted.

     (5) Exercise of an Option. No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall vest or be exercisable and to accelerate the time or times of vesting and exercise; provided, however each Option shall provide the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted. Unless otherwise provided by the Plan Administrator, each Option will not be subject to any vesting requirements. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant hereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

     (6) No Transfer of Option. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

     (7) Limit on Incentive Stock Option. The aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which an Incentive Stock Option is granted and exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent the aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. The determination of which Stock Options shall be treated as Non-Qualified Stock Options shall be made by taking Stock Options into account in the Order in which they were granted.

     (8) Restriction on Issuance of Shares. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under state securities laws. If an Optionee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock be subject to restrictions on transfer. The Company may place a legend on the share certificates reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the Optionee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of any such agreement shall apply to the optioned shares.

     (9) Investment Representation. Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise will be acquired for investment and without a view toward distribution thereof, and in such case, the Company may place a legend on the share certificate(s) evidencing the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

     (10) Rights as a Shareholder or Employee. An Optionee or transferee of an Option shall have no right as a stockholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (Ordinary or extraordinary, whether cash, securities, or other property), or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in paragraph (m) below. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

     (11) No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

     (12) Exercise in the Event of Death. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of paragraph (d) above.

     (13) Recapitalization or Reorganization of the Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made (1) in the number and class of shares subject to the Plan, (2) to the Option rights granted under the Plan, and (3) in the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination.

          To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustment shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the Option shall he rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

          In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to issue substitute Options in place thereof; provided, however, that notwithstanding the foregoing, if such Options would be cancelled in accordance with the foregoing, the Optionee shall have the right exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation to exercise such Option in whole or in part without regard to any installment exercise provisions in the Option agreement.

     (14) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend or renew outstanding options granted under the Plan and accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, without the approval of the Board, modify any outstanding Incentive Stock Option in any manner that would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

     (15) Other   Provisions.   Each  Option  may  contain   such  other  terms,
          provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.


8.   TERMINATION OR AMENDMENT OF THE PLAN

The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present or the written consent of a majority of the outstanding shares of Common Stock, there shall be (except by operation of the provisions of paragraph (m) above) no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the exercise price of Options granted under the Plan, and no extension of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

9.   INDEMNIFICATION

In addition to such other rights of indemnification as they may have as members of the Board Committee that administers the Plan, the members of the Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they, or any of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against any and all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company). In addition, such members shall be indemnified by the Company for any amount paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall have been adjudged that such member is liable for negligence or misconduct in the performance of his or her duties, provided however that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.


10.  EFFECTIVE DATE AND TERM OF THE PLAN

This Plan shall become effective (the "Effective Date") on the date of adoption by the board of directors. Options granted under the Plan prior to shareholder approval are subject to cancellation by the Plan Administrator if shareholder approval is not obtained within 12 months of the date of adoption. Unless sooner terminated by the Board in its sole discretion, this Plan will expire on January 17, 2010.

IN WITNESS WHEREOF, the Company by its duly authorized officer, has caused this Plan to be executed as of the 17th day of January, 2000.


WORLDBID CORPORATION

/s/ Logan Anderson
Logan Anderson
President

                                    EXHIBIT B
                                       TO
                                 PROXY STATEMENT


                                    FORM OF:


                                    AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                              WORLDBID CORPORATION

TO THE SECRETARY OF STATE OF THE STATE OF NEVADA:

                              WORLDBID CORPORATION
                              (Name of Corporation)

We the undersigned, Logan Anderson, President, and Howard Thomson, Corporate Secretary, of Worldbid Corporation, a Nevada corporation, do hereby certify that the Board of Directors of Worldbid Corporation at a meeting duly convened, held on the _____ day of ______, 2000, adopted a resolution to amend the articles as follows:

Article 5 of the Articles of Incorporation of Worldbid Corporation is hereby repealed and amended in its entirety to read as follows:

          "5. Capitalization. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 110,000,000 shares, of which 100,000,000 shares shall be common stock, each share having a par value of $0.0001 (the "Common Stock"), and 10,000,000 shares shall be preferred stock, each share having a par value of $0.0001 (the "Preferred Stock").

          The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following.

          (a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

          (b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

          (c) The amount payable upon shares in the event of voluntary or involuntary liquidation;

          (d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

          (e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

          (f) Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

          (g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

          The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

          In the even of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article."

Article 8 of the Articles of Incorporation of Worldbid Corporation is hereby repealed and amended in its entirety to read as follows:

    "Election of Directors. At all election of directors of the Corporation, each stockholder possessing voting power is entitled to cast one vote per share for each director being elected. There shall be no cumulative voting."

The number of shares of the corporation outstanding and entitled to vote on an amendment of the Articles of Incorporation is 14,550,000, and the said changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.




                           ----------------------------
                           Logan Anderson, President,


                           -----------------------------
                           Howard Thomson, Corporate Secretary

ACKNOWLEDGEMENT

Province/State of ----------------

County/City of -------------------

On ----------------, personally appeared before me, a Notary Public, Logan Anderson, President, and Howard Thomson, Corporate Secretary, who acknowledged that they executed the above instrument.


NOTARY SEAL

                                                --------------------------------
                                                --------------------------------
                                                (print name)

                                                My commission expires on:

                                                --------------------------------

PROXY

                              WORLDBID CORPORATION
                              1110 - Douglas Street
                                 Victoria, B.C.
                                     Canada

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORLDBID CORPORATION

The undersigned hereby appoints Scott Wurtele and Paul Wagorn as Proxies, each with the power to appoint their substitute, and hereby appoints and authorizes either of them to represent and vote as designated below, all the shares of Common Stock, $.001 par value, of Worldbid Corporation (the "Company") held of record by the undersigned on October 18, 2000, at the annual meeting of shareholders to be held on Monday, November 6, 2000, or any adjournment thereof.

1.   Election of five (5) directors:

         FOR Scott Wurtele as a Director                          [  ]
         WITHHOLD AUTHORITY to vote for Scott Wurtele             [  ]

         FOR Paul Wagorn as Director                              [  ]
         WITHHOLD AUTHORITY to vote for Paul Wagorn               [  ]

         FOR Howard Thomson as Director                           [  ]
         WITHHOLD AUTHORITY to vote for Howard Thomson            [  ]

         FOR Logan Anderson as Director                           [  ]
         WITHHOLD AUTHORITY to vote for Logan Anderson            [  ]

         FOR Lloyd Baron as Director                              [  ]
         WITHHOLD AUTHORITY to vote for Lloyd Baron               [  ]

         Alternatively:

         FOR the nominee listed below                             [  ]
         ------------------------

         FOR the nominee listed below                             [  ]
         ------------------------


2. To consider and act upon a proposal to ratify and approve the Company's 2000 Stock Option Plan.

             [  ] FOR         [  ] AGAINST    [  ] ABSTAIN

3. To consider and act upon a proposal to approve the Amendment of the Articles of Incorporation of the Company.

             [  ] FOR         [  ] AGAINST    [  ] ABSTAIN

4. To ratify the selection of Sarna & Company, as independent auditor for the Company for the fiscal year ending April 30, 2001.

             [  ] FOR         [  ] AGAINST    [  ] ABSTAIN


5. To transact such other business as may properly come before the meeting or any adjournment thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS NOMIATED AS DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5.

Number of Shares: -------------

Please sign exactly as name appears below. When shares are held by joint tenants, both Should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please Print Name: ------------------------------

Date:  --------------------, 2000


 ------------------------------
Signature

 ------------------------------
Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.